THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF REGISTRATION THEREUNDER OR AN EXEMPTION THEREFROM .

THIS NOTE IS SUBORDINATED TO CERTAIN FIRST LIEN DEBT OF THE BORROWERS. THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT AMOUNTS OWING WITH RESPECT TO THIS NOTE SHALL BE SUBORDINATED IN ACCORDANCE WITH THE PROVISIONS OF THE INTERCREDITOR AGREEMENT DATED AS OF JUNE 4, 2007 AMONG GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT FOR THE FIRST LIEN LENDERS NAMED THEREIN, THE BORROWERS AND GB MERCHANT PARTNERS, LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT FOR THE SECOND LIEN LENDERS NAMED THEREIN, AND THE HOLDER ACCEPTS AND AGREES TO BE BOUND BY SUCH INTERCREDITOR AGREEMENT.

PROMISSORY NOTE

May 25, 2007
$10,000,000.00	Boston, MA

The undersigned, for value received, promise to pay to the order of 1903 ONSHORE FUNDING, LLC (the “Lender”) at the principal office of GB Merchant Partners, LLC, as administrative agent (the “Administrative Agent”), in Boston, MA the principal sum of TEN MILLION DOLLARS ($10,000,000.00), or if less, the unpaid principal amount of the Term Loan to the undersigned by the Lender pursuant to the Loan Agreement referred to below, such principal amount to be payable on the dates set forth in the Loan Agreement.

The undersigned further promises to pay interest on the unpaid principal amount of the Term Loan from the date of such Term Loan until such Term Loan is paid in full, payable at the rates)and at the times set forth in the Loan Agreement. Payments of both principal and interest are to be made in lawful money of the United States of America.

This Note evidences indebtedness incurred under, and is subject to the terms and provisions of, the Second Lien Loan Agreement, dated as of the date hereof (as amended or otherwise modified from time to time, the “Loan Agreement”; terms not otherwise defined herein are used herein as defined in the Loan Agreement), among the undersigned, the lenders signatory thereto (including the Lender) and the Administrative Agent, to which Loan Agreement reference is hereby made for a statement of the terms and provisions under which this Note may or must be paid prior to its due date or its due date accelerated. Amounts paid or prepaid under this Note may not be re-borrowed.

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This Note is made under and governed by the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

THE BOMBAY COMPANY, INC.

By:	_____________________________

                    Name:
                                       Title:

                    BBA HOLDINGS, LLC

By:	_______________________________

                    Name:
                                       Title:

                    BOMBAY INTERNATIONAL, INC.

By:	_______________________________

                    Name:
                                       Title:

                    THE BOMBAY FURNITURE COMPANY OF CANADA INC.

By:	________________________________

                    Name:
                                       Title: